                                                                   Exhibit 99(a)

                        KEYCORP STUDENT LOAN TRUST 2000-B

                             NOTEHOLDERS' STATEMENT
                pursuant to Section 5.07(b) of Sale and Servicing
   Agreement (capitalized terms used herein are defined in Appendix A thereto)

--------------------------------------------------------------------------------

Distribution Date:  July 25, 2003


(i)  Amount of principal being paid or distributed in respect of the Class A-1
     Notes:
                   $0.00
            --------------------
            (  $              - , per $1,000 original principal amount of Class A-1 Notes)
            --------------------
(ii) Amount of principal being paid or distributed in respect of the Class A-2
     Notes:
               $15,678,487.46
            --------------------
            (  $ 0.0000323      , per $1,000 original principal amount of Class A-2 Notes)
            --------------------
(iii) Amount of interest being paid or distributed in respect of the Class A-1
     Notes:
                   $0.00
            --------------------
            (  $              - , per $1,000 original principal amount of Class A-1 Notes)
            --------------------
(iv) Amount of interest being paid or distributed in respect of the Class A-2
     Notes:
               $1,764,764.78
            --------------------
            (  $ 0.0000036      , per $1,000 original principal amount of Class A-2 Notes)
            --------------------

(v)  Amount of Noteholders' Interest Index Carryover being paid or distributed
     (if any) and amount remaining (if any):
     (1)  Distributed to Class A-1 Noteholders:
                   $0.00
            --------------------
            (  $              - , per $1,000 original principal amount of Class A-1 Notes)
            --------------------

     (2)  Distributed to Class A-2 Noteholders:
                   $0.00
            --------------------
            (  $              - , per $1,000 original principal amount of Class A-2 Notes)
            --------------------
     (3)  Balance on Class A-1 Notes:
                   $0.00
            --------------------

            --------------------

            --------------------
            (  $              - , per $1,000 original principal amount of Class A-1 Notes)
            --------------------

     (4)  Balance on Class A-2 Notes:
                   $0.00
            --------------------
            (  $              - , per $1,000 original principal amount of Class A-2 Notes)
            --------------------

(vi) Payments made under the Cap Agreement on such date:      July 24, 2003
                                                          --------------------------

            (      $0.00         with respect to the Class A-1 Notes,
            --------------------
            (      $0.00         with respect to the Class A-2 Notes;
            --------------------
            and the total outstanding amount owed to the Cap Provider:
                                                                       ---------------------

(vii) Pool Balance at the end of the related Collection Period:       $412,633,600.62
                                                                 ---------------------------
(viii) After giving effect to distributions on this Distribution Date:

     (a)(1) Outstanding principal amount of Class A-1 Notes:         $0.00
                                                              --------------------
        (2) Pool Factor for the Class A-1 Notes:             -
                                                 -----------------

     (b)(1) Outstanding principal amount of Class A-2 Notes:       $412,633,600.62
                                                             ---------------------------
        (2)  Pool Factor for the Class A-2 Notes:      0.85079093
                                                    -----------------

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


(ix) Note Interest Rate for the Notes:
     (a)  In general
          (1)  Three-Month Libor was
               1.3200000% for the period
               ----------
          (2)  The Student Loan Rate was:         3.9952041%
                                            -----------------------
     (b)  Note Interest Rate for the Class A-1 Notes:    1.4400000%   (Based on 3-Month LIBOR)
                                                      ---------------
     (c)  Note Interest Rate for the Class A-2 Notes:    1.6300000%   (Based on 3-Month LIBOR)
                                                      ---------------

(x)  Amount of Master Servicing Fee for related Collection Period:     $521,215.97
                                                                  ----------------------
               $   0.000003475    , per $1,000 original principal amount of Class A-1 Notes.
               --------------------
               $   0.000001075    , per $1,000 original principal amount of Class A-2 Notes.
               --------------------

(xi) Amount of Administration Fee for related Collection Period:       $3,000.00
                                                                  ----------------------
               $   0.000000020    , per $1,000 original principal amount of Class A-1 Notes.
               --------------------
               $   0.000000006    , per $1,000 original principal amount of Class A-2 Notes.
               --------------------

(xii) (a) Aggregate amount of Realized Losses (if any) for the related Collection Period: $1,184,089.50
                                                                                         ---------------
      (b)  Delinquent Contracts                    # Disb.     %                $ Amount         %
                                                   -------     -                --------         -
              30-60 Days Delinquent                  704      2.12%           $ 7,714,490       2.27%
              61-90 Days Delinquent                  351      1.06%           $ 3,684,103       1.08%
              91-120 Days Delinquent                 283      0.85%           $ 3,056,717       0.90%
              More than 120 Days Delinquent          395      1.19%           $ 4,386,840       1.29%
              Claims Filed Awaiting Payment          268      0.81%           $ 2,708,194       0.80%
                                              -----------  ----------     -----------------   ----------
                 TOTAL                             2,001      6.03%           $21,550,344       6.33%

     (c)  Amounts of any Insured Payments made under the Securities Guaranty Ins Policy:       $0.00
                                                                                          --------------
     (d)  Reserve Account Balance                                                      $7,495,461.54
                                                                                       -----------------
          Draw for this Distribution Date                                                      $0.00
                                                                                       -----------------
          Realized Loss Draw                                                                   $0.00
                                                                                       -----------------
(xiii) Amount in the Prefunding Account:         $0.00
                                         -----------------------

(xiv)  Amount remaining in the Subsequent Pool Pre-Funding Subaccount not used to
       acquire Subsequent Pool Student Loans:  $          -
                                             ----------------
(xv)   Amount in the Pre-Funding Account at the end of the Funding period to be distributed:    $0.00
                                                                                            --------------
(xvi)  Amount of Insurer Premuim paid to the Securities Insurer on such Distribution Date:  $94,000.00
                                                                                           --------------
(xvii) Amount received from Securities Insurer with respect to the Securities Guaranty
       Insurance Policy:
                         --------------

(xviii) Amount paid to the Securities Insurer in reimbursement of all Insured
        Payments made pursuant to the Securities Guaranty Insurance Policy:     $0.00
                                                                             ------------

(xix)  The Trust Swap Pymt Amount paid to the Swap Counterparty on such Dist Date:         $46,615.45
                                                                                      -----------------------
       The Amount of any Net Trust Swap Pymt Carryover Shotrfall for such Dist Date:            $0.00
                                                                                      -----------------------
       The Trust Swap Receipt Amount paid to the Trust on such Distribution Date:               $0.00
                                                                                      -----------------------
       The Net Trust Swap Receipt Carryover Shortfall for such Distribution Date:               $0.00
                                                                                      -----------------------
       and the amount of any Termination Pymt either paid by or made to the Trust on            $0.00
       such Distribution Date:                                                        -----------------------


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